Exhibit 10.3
                                  ------------

                                 PROMISSORY NOTE

$57,000.00                                                        Albuquerque,
May   3  , 2001                                                   New Mexico
    -----

         For value received, the undersigned (hereafter Maker"), promises to pay to the order of TrueVision Medical Associates, Inc. (hereinafter "Holder"),

at P. O. Box 4834, San Diego, CA 92164, (or to such other person, entity or address as Holder advises Maker in writing), the sum of Fifty-seven Thousand

Dollars and no/100ths ($57,000.00), at ten percent (10%) interest per annum in the following manner until the entire balance hereof, with the interest thereon,

has been fully paid:

         a.       $3,423.26 on June 1, 2001; and

         b.       $3,423.26 on the 1st day of each and every month thereafter until this Note is paid in full.


         The said monthly installments of $3,423.26 shall include interest on said principal amount and/or on the unpaid balance thereof at the rate of ten percent (10%) per annum, and when said installments are paid, they shall be apportioned between interest and principal, and applied first to the payment of all interest due at date of payment, and the balance applied on the principle amount.

         If any installment is not received within ten [initialed and crossed out text: (10)] (15) days of the due date, Maker agrees to pay as a late fee, an additional five percent(5%)of the monthly installment per month for each


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installment which is late, and Holder may mail to Maker at, 6646 Indian School

Rd. NE, Albuquerque, NM 87110 (or such other address as Maker advises Holder in writing), certified mail, return receipt requested, written notice that the payment has not been received, and Maker will have ten (10) days from the mailing of the notice to cure that default. If the default is not cured within a ten (10) day period, the whole of the principle sum then remaining unpaid,

together with late fees and interest which shall continue to accrue at the same rate after default, shall forthwith become due and payable without further notice or demand, at the option of the Holder of this note. Maker further agrees after default of this obligation, the time of making the payment of the same may be extended without prejudice to the Holder and without releasing any maker hereof.

         Maker agrees to pay, in addition to all other sums due hereunder, all costs and expenses of collection of this note and/or enforcing same, including a reasonable attorney's fee, should this note be placed in the hands of an attorney for collection and/or enforcement, or is collected or enforced through bankruptcy, probate, or other judicial proceedings.

         Maker reserves the right without penalty to prepay all or a portion of the principal of this not at any time.



MAKER:


/s/ Dr. Howard Silverman
--------------------------
Dr. Howard Silverman







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
                          ASSIGNMENT OF PROMISSORY NOTE

         For and in consideration of the sum of $10.00 and other good and valuable consideration, TrueVision Medical Associates, Inc, (assignor) does hereby sell, assign, transfer and set over to the United States of America,

Internal Revenue Service, (assignee) and unto its successors, all of its right,

title, claim or interest of the assignor in and to that certain promissory note executed by Howard Silverman on May 3rd, 2001 for and in behalf of the assignor.

The Promissory Note has a face amount of $57,000.00 and is due and payable in monthly installment over 18 months with monthly payments of $3,423.26. A copy of the note is attached hereto.

         The undersigned parties hereby agree that all future payments should be made by assignee to the Internal Revenue Service on behalf of any employee payroll trust fund liability owed by assignor to the Internal Revenue Service for the 2nd, 3rd, and 4th quarters of 2000.

         Assignor agrees that all payments made by Silverman may be made directly to the United States of America Internal Revenue Service. Assignor will advise Silverman of the address to which all payments are to be made to comply with this assignment.

                              /s/ Howard Silverman
                              --------------------------
                                Howard Silverman

                              /s/ John Homan
                              ---------------------------
                              By John Homan, President
                              TrueVision Medical Associates, Inc.









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
                            ACCEPTANCE OF ASSIGNMENT

         The United States of America, Internal Revenue Service, agrees to accept the payments under this assignment and to credit said payments to the employee payroll trust fund liability of TrueVision Medical Associates, Inc.,

FIN # 88-0434187 for the 2nd, 3rd, and 4th quarters of 2000.



                                                -------------------------
                                                Internal Revenue Service






































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